UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2007

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-13222

Delaware (State or other jurisdiction of incorporation)	33-0350671 (I.R.S. Employer Identification No.)

21700 Barton Road Colton, California (Address of principal executive offices)	92324 (Zip Code)
Registrant’s telephone number, including area code: (909) 783-5000
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 10, 2007, Stater Bros. Holdings Inc. (the “Company”) issued a press release entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer.” A copy of this press release is attached hereto and incorporated by reference as exhibit 99.1. The information contained in this report, including the exhibit included herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.
Item 9.01 Financial Statements and Exhibits
The following material is being furnished as an exhibit to this Current Report on Form 8-K.
     (d) Exhibits
          99.1 Press release, dated as of September 10, 2007, entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer.”

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.
	By:	/s/ Phillip J. Smith
Phillip J. Smith
Date: September 10, 2007		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated as of September 10, 2007, entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer.”